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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 30, 2000
               --------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                         0-22302                   36-3688459
--------------------                 ------------               ------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)



                451 Kingston Court, Mt. Prospect, Illinois 60056
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 391-9400
                          -----------------------------
                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

     1. On June 30, 2000, Illinois Superconductor Corporation issued a press release announcing that it was adjourning its Annual Meeting until July 18, 2000. A copy of the June 30, 2000 press release is attached hereto as Exhibit 99.1.

     2. On June 30, 2000, the Company received a letter (the "Extension Letter") from Elliott Associates, L.P., Westgate International, L.P. and Alexander Finance, LP (collectively, the "Investors") in which each Investor severally agreed to refrain from exercising its right pursuant to certain convertible notes (the "Notes") to cause such Notes to be redeemed until July 18, 2000. As described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2000, on July 18, in the absence of another extension, the Investors would have the right to have their outstanding Notes redeemed for an amount equal to the greater of (i) the outstanding principal amount at the time the Notes are tendered to the Company (the "Tender Date"), plus accrued and unpaid cash interest on the tendered Notes or (ii) the average closing bid price per share of the Company's common stock for the 5 trading days preceding the Tender Date multiplied by the number of shares the Investors would have received if they had been able to convert the outstanding aggregate principal amount of such Notes into shares of common stock at a conversion price of $0.25, as provided under the terms of the Notes. The Company, at this time, does not have sufficient liquid assets to comply with such a redemption demand.

     A copy of the Extension Letter is attached hereto as Exhibit 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Items (a) and (b) are inapplicable.


     (c)  Exhibits.

     99.1 Press Release issued by Illinois Superconductor Corporation on June 30, 2000 announcing the adjournment of the Company's Annual Meeting until July 18, 2000.

     99.2 Letter dated June 30, 2000 from Elliott Associates, L.P., Westgate International, L.P. and Alexander Finance, LP to the Company.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ILLINOIS SUPERCONDUCTOR CORPORATION


                  By:       /s/  CYNTHIA QUIGLEY
                     ----------------------------------------------------------
                           Cynthia Quigley, Chief Financial Officer






Dated: June 30, 2000


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                                  EXHIBIT INDEX



EXHIBIT NO.                       DESCRIPTION
-----------                       -----------


99.1             Press Release issued by Illinois Superconductor
                 Corporation on June 30, 2000 announcing the adjournment of the Company's Annual Meeting until July 18, 2000.


99.2 Letter dated June 30, 2000 from Elliott Associates, L.P., Westgate International, L.P. and Alexander Finance, LP to the Company.